UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 10, 2019
Date of Report (Date of earliest event reported)

QORNERSTONE INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52945	98-0540833
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6, Shenton Way #21-08 OUE Downtown Singapore	068809
(Address of principal executive offices)	(Zip Code)

+65-65572516
Registrant's telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    [   ]

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Item 4.02 Non-Reliance on Previously Issued Financial Statements

On October 10, 2019, the Board of Directors of Qornerstone, Inc. (the "Company") determined that certain of the Company's previously issued consolidated (and or condensed) financial statements as noted below should no longer be relied upon:

The financial statements that should no longer be relied upon are as follows:

1. the audited consolidated financial statements for IBASE Technology Private Ltd. for the fiscal year ended June 30, 2018, which were included in the Form 10 (Amendment No. 1) that we filed with the SEC on November 9, 2018;

2. the unaudited condensed consolidated financial statements of IBASE Technology Private Ltd. for the three months ended September 30, 2018 and 2017 along with the pro forma balance sheet as of September 30, 2018, the pro forma statement of operations for the three months ended September 30, 2018 and the pro forma statement of operations for the fiscal year ended June 30, 2018, which were included in the Form 8-K that we filed with the SEC on January 4, 2019;

3. the unaudited condensed consolidated financial statements for the three and six months ended December 31, 2018 and 2017, respectively, which were included in the Form 10-Q that we filed with the SEC on February 14, 2019; and

4. the unaudited condensed consolidated financial statements for the three and nine months ended March 31, 2019 and 2018, respectively, which were included in the Form 10-Q that we filed with the SEC on May 15, 2019.

During the audit of the Company's consolidated financial statements for the year ended June 30, 2019, certain errors in the Company's consolidated (and or condensed) financial statements for the year ended June 30, 2018, and for the three, six and nine months ended September 30, 2018 and 2017, December 31, 2018 and 2017, and March 31, 2019 and 2018, respectively, were detected by Hoberman & Lesser CPA's, LLP ("Hoberman"), our independent registered public accounting firm. The errors found during the year ended June 30, 2018, and the three, six, and nine months ended September 30, 2017, December 31, 2017, and March 31, 2018, respectively, relate to customer contract costs, that were not deferred in error, prepaid consulting fees which were expensed in error, and not properly classifying certain cost of sales, which were included in operating expenses, in error. The errors found during the three, six and nine months ended, September 30, 2018, December 31, 2018, and March 31, 2019, respectively, relate to an unrecorded liability for consulting costs, not properly recording revenue under the new revenue recognition standard, and not properly classifying certain cost of sales, which were included in operating expenses, in error. The Board of Directors agreed that all misstatements, noted above were material. Accordingly, these previously issued financial statements should no longer be relied on.

Further, the Company has discussed the matter disclosed in this Form 8-K with Hoberman. Hoberman concurs with the Company's filing of this Form 8-K to state that such financial statements should no longer be relied on.

We intend to file as soon as reasonably possible, amendments to the following documents in order to restate the consolidated (and or condensed) financial statements included in such filings as follows:

1. Form 10 (Amendment No. 1), which was filed on November 9, 2018, in order to restate the audited consolidated financial statements of IBASE Technology Private Ltd. for the fiscal year ended June 30, 2018;

2. Form 8-K, which was filed on January 4, 2019, in order to restate the audited consolidated financial statements of IBASE Technology Private Ltd. for the fiscal year ended June 30, 2018, unaudited condensed consolidated financial statements for the three months ended September 30, 2018 and 2017, along with the pro forma balance sheet as of September 30, 2018, the pro forma statement of operations for the three months ended September 30, 2018 and the pro forma statement of operations for the fiscal year ended June 30, 2018;

3. Form 10-Q, which was filed on February 14, 2019, in order to restate the unaudited condensed consolidated financial statements, of Qornerstone Inc., for the three and six months ended December 31, 2018 and 2017; and

4. file an amendment to the Form 10-Q, which was filed on May 15, 2019, in order to restate the unaudited condensed consolidated financial statements, of Qornerstone Inc., for the three and nine months ended March 31, 2019 and 2018.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
7.1	Letter from Hoberman & Lesser CPA's, LLP dated February 28, 2020.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QORNERSTONE INC.
DATE: February 28, 2020	By: /s/ Ernest Ong Enerst Ong President, CEO and Director

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